Amendment agreement to Shareholders Agreement

Dated as of 1 September 2004

Imation Corp.
(Imation)

Moser Baer India Ltd.
(MBI)

Global Data Media FZ-LLC
(the Company)

MBI International FZ-LLC
(International)

MBII India Marketing Pvt. Ltd.
(MB3I)

Contents

1. Definitions and interpretation	4

2. Amendment to Shareholders Agreement	4

3. Effective Date	4

4. Boilerplate clauses	4

Amendment Agreement
Dated as of 1 September 2004 (the Agreement)
Between
(1)	Imation Corp. (Imation) a company incorporated in the State of Delaware, USA having its principal office at Imation Place, Oakdale, Minnesota, USA;
(2)	Moser Baer India Ltd. (MBI) a company incorporated in India with registered number 15431 having its registered office at 43A, Okhla Industrial Estate, Phase-III, New Delhi — 110020, India;
(3)	Global Data Media FZ-LLC (the Company) a free zone limited liability company incorporated in the Dubai Internet City under licence number 19599 and having its registered office at Office No. 119/120, Building 14, First Floor, Dubai Internet City, Dubai, United Arab Emirates;
(4)	MBI International FZ-LLC (International) a free zone limited liability company incorporated in the Dubai Internet City under licence number 19612 and having its registered office at Office No. 119/120, Building 14, First Floor, Dubai Internet City, Dubai, United Arab Emirates; and
(5)	MBII India Marketing Pvt. Ltd. (MB3I) a company incorporated in India having its registered office at 43B Okhla Industrial Estate, Phase-III, New Delhi — 110020, India.
Imation, MBI, the Company, International and MB3I are collectively referred to as the Parties and individually each as a Party.
Recitals
A	Imation, MBI, the Company and International entered into a Shareholders Agreement dated 25 February 2003 regulating the relationship of Imation and MBI as shareholders in, and the management of, the Company and its subsidiaries (the Shareholders Agreement) and pursuant thereto in terms thereof Glyphics Media, Inc. (Glyphics) and MB3I became parties to the Shareholders Agreement by executing a deed of adherence agreeing to be bound by the terms thereof.

B	The Parties have agreed to amend the Shareholders Agreement on the terms of this Agreement with effect on and from 1 September 2004.
It is agreed

1	Definitions and interpretation

1.1	Definitions
     Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the respective agreement to which the amendment relates.
1.2	Interpretation
In this Agreement:
headings are for ease of reference only and shall not be taken into account in construing this Agreement;
references to this Agreement or any other document shall be construed as references to this Agreement or that other document, as amended, varied, novated, supplemented or replaced from time to time; and
unless otherwise stated, references to any recital, Clause, paragraph or Schedule are to those contained in this Agreement and all Schedules to this Agreement are an integral part of this Agreement.
2	Amendment to Shareholders Agreement
2.1	Recital C
     The Parties agree to amend Recital C to the Shareholders Agreement to delete the words “(excluding in India)” from the second line.
2.2	Clause 1.1 — definition of Territory
     The Parties agree to amend the definition of Territory in Clause 1.1 of the Shareholders Agreement to delete the words “excluding the Republic of India”.
2.3	No other amendments
     Save as amended by this Clause 2, the Parties agree that the Shareholders Agreement shall continue in full force and effect in accordance with its terms.
3	Effective Date
     The Parties agree that the effective date of this Agreement is 1 September 2004.
4	Boilerplate clauses

4.1	Applicability of Shareholders Agreement
     Clauses 10, 14, 15, 16 and 17 of the Shareholders Agreement shall apply to this Agreement mutatis mutandis.

Signed by the Parties or their duly authorised representatives with effect on and from 1 September 2004.

Signed by duly authorized for and on behalf of Imation	) ) ) )	/s/ Paul R. Zeller

Signed by duly authorized for and on behalf of MBI	) ) ) )	/s/ Ratul Puri

Signed by duly authorized for and on behalf of The Company	) ) ) )	/s/ Joseph V. Gote

Signed by duly authorized for and on behalf of International	) ) ) )	/s/ Thomas W. Foyer

Signed by duly authorized for and on behalf of MB3I	) ) ) )	/s/ Rakesh Govil

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